UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy statement
☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to § 240.14a-12

MICROMET, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1)	Title of each class of securities to which transactions applies:
(2)	Aggregate number of securities to which transactions applies:
(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
(4)	Proposed maximum aggregate value of transaction:
(5)	Total fee paid:
☐	Fee paid previously with preliminary materials:
☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
(1)	Amount previously paid:
(2)	Form, Schedule or Registration Statement No.:
(3)	Filing Party:
(4)	Date Filed:

MICROMET, INC.
SUPPLEMENT TO THE PROXY STATEMENT FOR THE
ANNUAL MEETING OF STOCKHOLDERS
To Be Held on June 22, 2010

This supplement to our proxy statement, which was filed with the U.S. Securities and Exchange Commission on April 30, 2010 (the “Proxy Statement”), is being provided to you in connection with our Annual Meeting of Stockholders to be held on Tuesday, June 22, 2010 at 1:00 p.m. local time at the Marriott Suites Bethesda, 6711 Democracy Boulevard, Bethesda, Maryland 20817.

This supplement to the Proxy Statement corrects the table under the caption “Equity Compensation Plan Information” on page 39 of the Proxy Statement. The table in the Proxy Statement incorrectly stated the number of shares outstanding, the weighted average exercise prices and the number of shares available under our equity compensation plans as of December 31, 2009.

The table with the correct information has been reproduced below. This supplement should be read in conjunction with our Proxy Statement.

Equity Compensation Plan Information

Plan Category	Number of Securities to Be Issued Upon Exercise of Outstanding Options, Warrants and Rights (a)	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights (b)	Number of Securities Remaining Available for Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a)) (c)
Equity compensation plans approved by security holders(1)	7,723,313	$3.58	1,035,778
Equity compensation plans not approved by security holders(2)	1,328,276	$2.94	292,099
Total	9,051,589	$3.48	1,327,877

(1)	Includes the 2003 Amended and Restated Equity Incentive Plan and the Employee Stock Purchase Plan. On January 1 of each year during the initial ten-year term of the 2003 Amended and Restated Equity Incentive Plan, the number of shares which may be issued under such plan is increased by the least of (i) five percent (5%) of the Company's outstanding shares on such date, (ii) 2,500,000 shares or (iii) a lesser amount determined by the board. No shares are currently outstanding under the Employee Stock Purchase Plan and 234,819 shares remain available under that plan.
(2)	Consists of the 2006 Equity Incentive Award Plan and the Third Amended and Restated 2000 Stock Incentive Award Plan.

Descriptions of our equity incentive plans that were not approved by our stockholders and additional information regarding approved plans are contained in Note 13 to the Consolidated Financial Statements contained in our Annual Report on Form 10-K for the fiscal year ended December 31, 2009.